Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re	PFF Bancorp, Inc.	Case No.	08-13127
		Reporting Period:	4/1/10 — 4/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	May 17, 2010
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	PFF Bancorp, Inc.	Case No.	08-13127
		Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

					CURRENT		CUMULATIVE
	BANK ACCOUNTS				MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,272,158.00				$2,272,158.00		$3,637,884.57
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$1,033,315.22
OTHER (ATTACH LIST)							$355,912.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$1,389,227.62

NET PAYROLL	$14,936.44				$14,936.44		$441,955.39
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$23,510.99				$23,510.99		$631,182.75
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$71,030.24				$71,030.24		$1,769,519.71
U.S. TRUSTEE QUARTERLY FEES							$21,774.01
COURT COSTS
TOTAL DISBURSEMENTS	$109,477.67				$109,477.67		$2,864,431.86

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	($109,477.67)				($109,477.67)		($1,475,204.24)
CASH — END OF MONTH	$2,162,680.33				$2,162,680.33		$2,162,680.33

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$109,477.67
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$109,477.67

Account 9146

Account Name PFF Bancorp, Inc.

Reconciliation As of Date 4/30/10

Balance per Bank	$2,187,917.13
Deposits in Transit

Date	Amount

Total
Outstanding Checks

Check #	Amount
1233	$1,524.14
1234	$2,946.78
1243	$14,804.00
1244	$5,967.09

Total	($25,242.01)
Other (List)

Bank service charge on bank not on books	$51.85
ADP service charge on books not on bank	($46.44)
Difference corrected in May	($0.20)

Balance per Books	$2,162,680.33

In re	PFF Bancorp, Inc.	Case No.	08-13127
		Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker, LLP	12/1/09 — 12/31/09	$13,229.78	PFF Bancorp	1236	4/2/10	$10,573.60	$12.78	$982,985.80	$18,905.77
	2/1/10 — 2/28/10	$26,599.02	PFF Bancorp	1240	4/9/10	$21,267.20	$15.02	$1,004,253.00	$18,920.79
JH Cohn	12/1/09 — 12/31/09	$9,747.00	PFF Bancorp	1237	4/8/10	$7,795.20	$3.00	$287,862.70	$5,337.21
	1/1/10 — 1/31/10	$5,458.64	PFF Bancorp	1238	4/8/10	$4,361.60	$6.64	$292,224.30	$5,343.85
	2/1/10 — 2/28/10	$15,238.75	PFF Bancorp	1239	4/8/10	$12,191.20	—	$304,415.50	$5,343.85
	7/1/09 — 9/30/09	20% holdback	PFF Bancorp	1243	4/20/10	$14,804.00	—	$319,219.50	$5,343.85
Blank Rome								$302,660.20	$14,066.81
Richards Layton & Finger								$102,106.50	$2,949.06

Bank of America LOGO	Account Number	9146
	01 01 149 01 M0000 E#	16
CUSTOMER CONNECTION	Last Statement:	03/31/2010
BANK OF AMERICA, N.A.	This Statement:	04/30/2010
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	04/01/2010 — 04/30/2010	Statement Beginning Balance	$2,298,135.16
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	16	Amount of Checks	$103,357.10
Number of Other Debits	15	Amount of Other Debits	$6,860.93
		Statement Ending Balance	$2,187,917.13
Number of Enclosures	16
		Service Charge	$51.85
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1230	$1,281.60	04/05	6192235920	1240		$21,282.22	04/16	6392231304
1231	$68.74	04/01	9092157908	1241		$64.45	04/16	9592753719
1232	$5,725.14	04/02	1082138708	1242		$11,029.08	04/16	9592341118
1235*	$9,893.17	04/12	9692803912	1245	*	$82.95	04/30	9992363750
1236	$10,586.38	04/12	9692803913	1246		$6,244.84	04/29	1182499498
1237	$7,798.00	04/15	8782269730	10035	*	$4,510.35	04/01	8992920371
1238	$4,368.24	04/15	8782269731	10036		$4,241.78	04/16	9592715207
1239	$12,191.20	04/15	8782269732	10037		$3,988.96	04/30	9992363749
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/07		$56.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 1110110	96006542994
			INDN: PFF BANCORP INC CO ID: 9659605001 CCD
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900053
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900054
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900055
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900056
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900057
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900048
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900049
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900050
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900051
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900052
04/14		$3,495.56	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 041514A01	03012694499
			INDN: PFF BANCORP INC CO ID: 1223006057 CCD
04/21		$46.44	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 1647609	10006289758
			INDN: PFF BANCORP INC CO ID: 9659605001 CCD
04/28		$3,210.14	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 042916A01	17011722607
			INDN: PFF BANCORP INC CO ID: 1223006057 CCD
04/30		$16.85	FDIC ASSESSMENT

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

	Account Number	9146
	01 01 149 01 M0000 E#	16
CUSTOMER CONNECTION	Last Statement:	03/31/2010
BANK OF AMERICA, N.A.	This Statement:	04/30/2010
DALLAS, TEXAS 75283-2406
	Customer Service
PFF BANCORP, INC	1-800-342-7722 Page 2 of 3
Bankruptcy Case Number: 0813127KJC
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	$2,298,135.16	$2,298,135.16	04/15	$2,238,124.84	$2,238,124.84
04/01	$2,293,556.07	$2,293,556.07	04/16	$2,201,507.31	$2,201,507.31
04/02	$2,287,830.93	$2,287,830.93	04/21	$2,201,460.87	$2,201,460.87
04/05	$2,286,549.33	$2,286,549.33	04/28	$2,198,250.73	$2,198,250.73
04/07	$2,286,457.39	$2,286,457.39	04/29	$2,192,005.89	$2,192,005.89
04/12	$2,265,977.84	$2,265,977.84	04/30	$2,187,917.13	$2,187,917.13
04/14	$2,262,482.28	$2,262,482.28

	Account Number	9146
CUSTOMER CONNECTION	01 01 149 01 M0000 E#	16
BANK OF AMERICA, N.A.	Last Statement:	03/31/2010
DALLAS, TEXAS 75283-2406	This Statement:	04/30/2010
	Customer Service
	1-800-342-7722
PFF BANCORP, INC
	Page 3 of 3
Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Bancorp, Inc.
Transaction Detail by Account
April 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/02/2010	General Journal	269			-SPLIT-	-10,586.38	-10,586.38
04/06/2010	General Journal	270			-SPLIT-	-29.70	-10,616.08
04/07/2010	General Journal	272			-SPLIT-	-4,368.24	-14,984.32
04/07/2010	General Journal	273			-SPLIT-	-12,191.20	-27,175.52
04/07/2010	General Journal	271			-SPLIT-	-7,798.20	-34,973.72
04/09/2010	General Journal	274			-SPLIT-	-21,282.22	-56,255.94
04/10/2010	General Journal	276			-SPLIT-	-11,029.08	-67,285.02
04/10/2010	General Journal	275			-SPLIT-	-64.45	-67,349.47
04/12/2010	General Journal	277			-SPLIT-	-7,783.78	-75,133.25
04/20/2010	General Journal	278			-SPLIT-	-14,804.00	-89,937.25
04/22/2010	General Journal	279			-SPLIT-	-5,967.09	-95,904.34
04/23/2010	General Journal	281			-SPLIT-	-7,245.54	-103,149.88
04/23/2010	General Journal	280			-SPLIT-	-82.95	-103,232.83
04/24/2010	General Journal	282			-SPLIT-	-6,244.84	-109,477.67

Total for B of A Checking						-109,477.67
Bank Charges
04/06/2010	General Journal	270			-SPLIT-	29.70	29.70

Total for Bank Charges						29.70
Contractor — Talbott
04/10/2010	General Journal	276			-SPLIT-	10,687.50	10,687.50
04/24/2010	General Journal	282			-SPLIT-	6,125.00	16,812.50

Total for Contractor — Talbott						16,812.50
Contractor — Talbott — Expenses
04/10/2010	General Journal	276			-SPLIT-	341.58	341.58
04/24/2010	General Journal	282			-SPLIT-	119.84	461.42

Total for Contractor — Talbott — Expenses						461.42
JH Cohn — Expenses
04/07/2010	General Journal	271			-SPLIT-	3.00	3.00
04/07/2010	General Journal	272			-SPLIT-	6.64	9.64

Total for JH Cohn — Expenses						9.64
JH Cohn — Fees
04/07/2010	General Journal	271			-SPLIT-	7,795.20	7,795.20
04/07/2010	General Journal	272			-SPLIT-	4,361.60	12,156.80
04/07/2010	General Journal	273			-SPLIT-	12,191.20	24,348.00
04/20/2010	General Journal	278			-SPLIT-	14,804.00	39,152.00

Total for JH Cohn — Fees						39,152.00
Kurtzman Carson
04/22/2010	General Journal	279			-SPLIT-	5,967.09	5,967.09

Total for Kurtzman Carson						5,967.09
Office Expenses
04/12/2010	General Journal	277			-SPLIT-	46.44	46.44
04/23/2010	General Journal	281			-SPLIT-	46.44	92.88

Total for Office Expenses						92.88

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Payroll
04/12/2010	General Journal	277			-SPLIT-	4,241.78	4,241.78
04/12/2010	General Journal	277			-SPLIT-	3,495.56	7,737.34
04/23/2010	General Journal	281			-SPLIT-	3,988.96	11,726.30
04/23/2010	General Journal	281			-SPLIT-	3,210.14	14,936.44

Total for Payroll						14,936.44
PHJW Expenses
04/02/2010	General Journal	269			-SPLIT-	12.78	12.78
04/09/2010	General Journal	274			-SPLIT-	15.02	27.80

Total for PHJW Expenses						27.80
PHJW Fees
04/02/2010	General Journal	269			-SPLIT-	10,573.60	10,573.60
04/09/2010	General Journal	274			-SPLIT-	21,267.20	31,840.80

Total for PHJW Fees						31,840.80
Postage
04/10/2010	General Journal	275			-SPLIT-	14.45	14.45
04/23/2010	General Journal	280			-SPLIT-	14.45	28.90

Total for Postage						28.90
Travel
04/10/2010	General Journal	275			-SPLIT-	50.00	50.00
04/23/2010	General Journal	280			-SPLIT-	68.50	118.50

Total for Travel						118.50

Journal Entry
Entry #: 269
Date: 04/02/2010

Account	Debit	Credit
PHJW Fees	$10,573.60
PHJW Expenses	$12.78
B of A Checking		$10,586.38
Totals	$10,586.38	$10,586.38
Memo: December 2009

Journal Entry
Entry #: 270
Date: 04/06/2010

Account	Debit	Credit
Bank Charges	$29.70
B of A Checking		$29.70
Totals	$29.70	$29.70
Memo: B of A — Mar

Journal Entry
Entry #: 272
Date: 04/07/10

Account	Debit	Credit
JH Cohn — Fees	$4,361.60
JH Cohn — Expenses	$6.64
B of A Checking		$4,368.24
Totals	$4,368.24	$4,368.24
Memo: January 2010

Journal Entry
Entry #: 273
Date: 04/07/2010

Account	Debit	Credit
JH Cohn — Fees	$12,191.20
B of A Checking		$12,191.20

Totals	$12,191.20	$12,191.20
Memo: February 2010

Journal Entry
Entry #: 271
Date: 04/07/2010

Account	Debit	Credit
JH Cohn — Fees	$7,795.20
JH Cohn — Expenses	$3.00
B of A Checking		$7,798.20

Totals	$7,798.20	$7,798.20
Memo: December 2009

Journal Entry
Entry #: 274
Date: 04/09/2010

Account	Debit	Credit
PHJW Fees	$21,267.20
PHJW Expenses	$15.02
B of A Checking		$21,282.22

Totals	$21,282.22	$21,282.22
Memo: 2/1/10 — 2/28/10

Journal Entry
Entry #: 276
Date: 04/10/2010

Account	Debit	Credit
Contractor — Talbott	$10,687.50
Contractor — Talbott	$341.58
B of A Checking		$11,029.08

Totals	$11,029.08	$11,029.08
Memo: Fees + Expenses 3/28/10 — 4/10/10

Journal Entry
Entry #: 275
Date: 04/10/2010

Account	Debit	Credit
Travel	$50.00
Postage	$14.45
B of A Checking		$64.45

Totals	$64.45	$64.45
Memo: McCarthy Expenses 3/27 — 4/9/10

Journal Entry
Entry #: 277
Date: 04/12/2010

Account	Debit	Credit
Payroll	$4,241.78
Payroll	$3,495.56
Office Expenses	$46.44
B of A Checking		$7,783.78

Totals	$7,783.78	$7,783.78
Memo: McCarthy 3/27 — 4/9/10

Journal Entry
Entry #: 278
Date: 04/20/2010

Account	Debit	Credit
JH Cohn — Fees	$14,804.00
B of A Checking		$14,804.00

Totals	$14,804.00	$14,804.00
Memo: 20% Holdback 7/1/09 — 9/30/09

Journal Entry
Entry #: 279
Date: 04/22/2010

Account	Debit	Credit
Kurtzman Carson	$5,967.09
B of A Checking		$5,967.09

Totals	$5,967.09	$5,967.09
Memo: 3/1 — 3/31/10

Journal Entry
Entry #: 281
Date: 04/23/2010

Account	Debit	Credit
Payroll	$3,988.96
Payroll	$3,210.14
Office Expenses	$46.44
B of A Checking		$7,245.54

Totals	$7,245.54	$7,245.54
Memo: McCarthy 4/10 — 4/23/10

Journal Entry
Entry #: 280
Date: 04/23/2010

Account	Debit	Credit
Travel	$68.50
Postage	$14.45
B of A Checking		$82.95

Totals	$82.95	$82.95
Memo: McCarthy Expenses 4/10 — 4/23/10

Journal Entry
Entry #: 282
Date: 04/24/2010

Account	Debit	Credit
Contractor — Talbott	$6,125.00
Contractor — Talbott	$119.84
B of A Checking		$6,244.84

Totals	$6,244.84	$6,244.84
Memo: 4/11 — 4/24/10

PFF Bancorp, Inc.
Profit & Loss
April 2010

	Total
Income
Total Income
Expenses
Bank Charges		29.70
Contractor — Talbott		16,812.50
Contractor — Talbott — Expenses		461.42
JH Cohn — Expenses		9.64
JH Cohn — Fees		39,152.00
Kurtzman Carson		5,967.09
Office Expenses		92.88
Payroll		14,936.44
PHJW Expenses		27.80
PHJW Fees		31,840.80
Postage		28.90
Travel		118.50

Total Expenses		$109,477.67

Net Operating Income	-$	109,477.67

Net Income	-$	109,477.67

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — April 30, 2010

	Total
Income
Interest Income		33,315.22
Refunds-Allowances		17,200.00
Workers Comp Experience Refund		10,563.00

Total Income		$61,078.22
Expenses
Accrued Expenses		0.00
Bank Charges		789.96
Blank Rome — Expenses		14,066.81
Blank Rome — Fees		302,660.20
Contractor — Talbott		390,305.75
Contractor — Talbott — Expenses		1,691.45
Interest Expense		0.99
JH Cohn — Expenses		5,343.85
JH Cohn — Fees		319,219.50
Kurtzman Carson		149,023.13
Legal & Professional Fees		225,616.29
Office Expenses		31,509.05
Payroll		441,955.39
PHJW Expenses		18,920.79
PHJW Fees		1,004,253.00
Postage		1,258.86
Progressive Reimb		-202,416.95
RLF — Fees		102,106.50
RLF Expenses		2,949.06
Supplies		383.11
Taxes & Licenses		1,573.23
Travel		11,819.05
US Trustee		21,774.01

Total Expenses		$2,844,803.03

Net Operating Income	-$	2,783,724.81
Other Income
Other Income		125,750.46

Total Other Income		$125,750.46
Other Expenses
Charge Off Invest in PFF B&T		142,517,693.00
Miscellaneous		2,000.00

Total Other Expenses		$142,519,693.00

Net Other Income	-$	142,393,942.54

Net Income	-$	145,177,667.35

PFF Bancorp, Inc.
Balance Sheet
As of April 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,162,680.33
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$3,862,680.33
Other Current Assets
Prepaid — Moffett	229.89

Total Other Current Assets	$229.89

Total Current Assets	$3,862,910.22
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	0.00
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,035,823.78

TOTAL ASSETS	$14,898,734.00

	Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable		0.00

Total Other Current Liabilities		$0.00

Total Current Liabilities		$0.00
Long Term Liabilities
Accrued Tax Fees		6,311.00
Deferred FIT		-128,004.00
Deferred SIT		-1,378,007.00
FAS 115 FIT		4,132.00
FAS 115 SIT		1,466.00
Intercompany Payable		15.00
Interest Payable — JR SUB Debt		2,743,922.00
Interest Payable — M&I		-106,985.00
Interest Payable — Other Notes		-304,034.00
Interest Payable — Secured Borrowings		80,821.00
Interest Payable — Swap Fixed		452,506.00
Interest Payable — Swap Variable		-364,583.00
JR SUB Debt I		30,928,000.00
JR SUB Debt II		25,774,000.00
JR SUB Debt III		30,928,000.00
JR SUB Debt MTM		779,740.00
Notes Payable — DBS		-19,280,093.00
Notes Payable M&I		44,000,000.00
Other Accrued Liabilities		2,806,000.00
Secured Borrowings		486,849.00

Total Long Term Liabilities		$117,430,056.00

Total Liabilities		$117,430,056.00
Equity
APIC Equity Incentive Plan		5,565,899.00
APIC ESOP		28,709,074.00
APIC Preferred Stock		6,990,000.00
APIC Retained Earnings		-53,645,740.00
APIC SERP		-377,518.00
APIC Stock Options Granted		24,901,591.00
APIC Treasury		-113,220,689.00
APIC Valuation Def Tax		10,376.00
Common Stock		224,811.00
Common Stock Aquired		-86,371.00
Common Stock Dist Def Comp		1,389,015.00
Common Stock Dist SERP		641,438.00
Dividends		81,713,632.00
ISO Stock Options FAS 123R		326,562.00
NQ Stock Options FAS 123R		700,675.00
Opening Balance Equity		-163,427,263.00
Other Comprehensive Earnings		-2,152,951.00
Paid-In Capital or Surplus		224,451,453.00
Preferred Stock		10,000.00
Retained Earnings		-144,737,457.70
Net Income		-517,858.30

Total Equity	-$	102,531,322.00

TOTAL LIABILITIES AND EQUITY		$14,898,734.00

In re PFF Bancorp, Inc.	Case No.	08-13127
	Reporting Period:	4/1/10 — 4/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount		Check No.	Tax
Federal	Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	PFF Bancorp, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.     Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No.	08-13128
	Reporting Period:	4/1/10 — 4/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	May 17, 2010
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No.	08-13128
	Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

									CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH			TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$96,189.39					$96,189.39			$31,278.00

CASH SALES									$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS									$30,277.00
OTHER (ATTACH LIST)[1]	$453.08	[1]				$453.08	[1]		$54,461.73
TRANSFERS (FROM DIP ACCTS)									$196,027.42

TOTAL RECEIPTS	$453.08					$453.08			$284,282.17

NET PAYROLL									$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES									$124,519.58
INSURANCE
ADMINISTRATIVE	$626.74					$626.74			$59,720.19
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)									$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES									$3,250.00
COURT COSTS
TOTAL DISBURSEMENTS	$626.74					$626.74			$219,544.44

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	($173.66)					($173.66)			$64,737.73

CASH — END OF MONTH	$96,015.73					$96,015.73			$96,015.73

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1]	California Financial Partners – March 2010 $453.08

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$626.74
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$626.74

Account 9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 4/30/10

Balance per Bank	$96,002.99

Deposits in Transit

Date	Amount

Total
Outstanding Checks

Check #	Amount

Total
Other (List)

April service charge on bank not on books	$12.74

Balance per Books	$96,015.73

In re Glencrest Investment Advisors, Inc.	Case No.	08-13128
	Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number	9162
	01 01 149 01 M0000 E#	2
CUSTOMER CONNECTION	Last Statement:	03/31/2010
BANK OF AMERICA, N.A.	This Statement:	04/30/2010
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	04/01/2010 — 04/30/2010	Statement Beginning Balance	$96,181.65
Number of Deposits/Credits	1	Amount of Deposits/Credits	$453.08
Number of Checks	2	Amount of Checks	$619.00
Number of Other Debits	4	Amount of Other Debits	$12.74
		Statement Ending Balance	$96,002.99
Number of Enclosures	2
		Service Charge	$12.74
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/16		$453.08	CA BANKING CENTER DEPOSIT	254006560444495
Withdrawals and Debits
Checks

			Bank	Check		Date	Bank
Check Number	Amount	Date Posted	Reference	Number	Amount	Posted	Reference
1116	$550.00	04/29	6492149984	1117	$69.00	04/29	1182518916
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900058
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900059
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900060
04/30		$0.74	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	$96,181.65	$96,181.65	04/22	$96,622.73	$96,622.73
04/07	$96,169.65	$96,169.65	04/29	$96,003.73	$96,003.73
04/16	$96,622.73	$96,169.65	04/30	$96,002.99	$96,002.99
04/21	$96,622.73	$96,595.55

	Account Number	9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E#	2
BANK OF AMERICA, N.A.	Last Statement:	03/31/2010
DALLAS, TEXAS 75283-2406	This Statement:	04/30/2010

	Customer Service
	1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
	Page 2 of 2
Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
April 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/06/2010	General Journal	216			-SPLIT-	-7.74	-7.74
04/16/2010	General Journal	217			-SPLIT-	453.08	445.34
04/20/2010	General Journal	218			-SPLIT-	-550.00	-104.66
04/22/2010	General Journal	219			-SPLIT-	-69.00	-173.66

Total for B of A Checking						-173.66
CA Financial Ptnr Income
04/16/2010	General Journal	217			-SPLIT-	453.08	453.08

Total for CA Financial Ptnr Income						453.08
Bank Charges
04/06/2010	General Journal	216			-SPLIT-	7.74	7.74

Total for Bank Charges						7.74
Office Expenses
04/22/2010	General Journal	219			-SPLIT-	69.00	69.00

Total for Office Expenses						69.00
Reliable Self Storage
04/20/2010	General Journal	218			-SPLIT-	550.00	550.00

Total for Reliable Self Storage						550.00

Journal Entry
Entry #: 216
Date: 04/06/2010

Account	Debit	Credit
Bank Charges	$7.74
B of A Checking		$7.74

Totals	$7.74	$7.74
Memo: B of A — Mar

Journal Entry
Entry #: 217
Date: 04/16/2010

Account	Debit	Credit
B of A Checking	$453.08
CA Financial Ptnr Income		$453.08

Totals	$453.08	$453.08
Memo: March 2010

Journal Entry
Entry #: 218
Date: 04/20/2010

Account	Debit	Credit
Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00
Memo: May 2010

Journal Entry
Entry #: 219
Date: 04/22/2010

Account	Debit	Credit
Office Expenses	$69.00
B of A Checking		$69.00

Totals	$69.00	$69.00
Memo: Mailbox Rental 5/1/10 — 8/1/10

Glencrest Investment Advisors, Inc.
Profit & Loss
April 2010

	Total
Income
CA Financial Ptnr Income		453.08

Total Income		$453.08
Expenses
Bank Charges		7.74
Office Expenses		69.00
Reliable Self Storage		550.00

Total Expenses		$626.74

Net Operating Income	-$	173.66

Net Income	-$	173.66

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — April 30, 2010

	Total
Income
Ameritrade Close Out		22,111.54
CA Financial Ptnr Income		6,690.30
Fees Billed		3,124.12
Misc Asset Sales — Claremont		30,277.00
Rental Income Palm Desert		27,573.93
Sublease — PFF		6,279.10
Trailer Income		3,263.56

Total Income		$99,319.55
Expenses
Bank Charges		386.73
Computek I.T.		1,275.00
I 365 Data Storage		20,751.64
Janitorial — Claremont		1,720.00
Janitorial — Palm Desert		560.00
Legal & Professional Fees		-7,097.45
Office Expenses		3,672.35
Other General and Admin Expenses		4,141.78
Payroll Expenses		27,603.90
Reliable Self Storage		6,037.74
Rent — Claremont		93,547.58
Rent — Palm Desert		32,194.67
Supplies		-233.34
Taxes & Licenses		2,480.41
US Trustee		3,250.00
Utilities		2,500.98
Utilities — Gas Co		939.56
Utilities — Phone and Data		13,180.03
Utilities — SCE		7,260.65
Utilities — Siemens		848.52
Utilities — Water		15.14

Total Expenses		$215,035.89

Net Operating Income	-$	115,716.34
Other Income
Other Income		12,419.88

Total Other Income		$12,419.88
Other Expenses
Miscellaneous		54.11

Total Other Expenses		$54.11

Net Other Income		$12,365.77

Net Income	-$	103,350.57

Glencrest Investment Advisors, Inc.
Balance Sheet
As of April 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	96,015.73
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$96,015.73

Total Current Assets	$96,015.73
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$727,787.73

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	2,474.90
Net Income	2,861.83

Total Equity	$668,949.73

TOTAL LIABILITIES AND EQUITY	$727,787.73

In re Glencrest Investment Advisors, Inc.	Case No.	08-13128
	Reporting Period:	4/1/10 — 4/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc. Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No.	08-13129
	Reporting Period:	4/1/10 — 4/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

		Document	Explanation	Affidavit /
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	May 17, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No.	08-13129
	Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,410,186.69				$1,410,186.69		$1,186,035.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)							$227,179.23

TOTAL RECEIPTS							$227,179.23

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$22.86				$22.86		$1,326.06
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,625.00
COURT COSTS
TOTAL DISBURSEMENTS	$22.86				$22.86		$3,050.40

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	($22.86)				($22.86)		$224,128.83

CASH — END OF MONTH	$1,410,163.83				$1,410,163.83		$1,410,163.83

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$22.86
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$22.86

Account 9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 4/30/10

Balance per Bank	$1,410,140.97
Deposits in Transit

Date	Amount

Total
Outstanding Checks

Check #	Amount

Total

Other (List)
April service charge on bank not on books	$22.86
Balance per Books	$1,410.163.83

In re Diversified Builder Services, Inc.	Case No.	08-13129
	Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number	9188
	01 01 149 01 M0000 E#	0
CUSTOMER CONNECTION	Last Statement:	03/31/2010
BANK OF AMERICA, N.A.	This Statement:	04/30/2010
DALLAS, TEXAS 75283-2406

	Customer Service
	1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711		Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	04/01/2010 — 04/30/10	Statement Beginning Balance	$1,410,163.83
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	4	Amount of Other Debits	$22.86
		Statement Ending Balance	$1,410,140.97
Number of Enclosures	0
		Service Charge	$22.86
Withdrawals and Debits
Other Debits

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900061
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900062
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900063
04/30		$10.86	FDIC ASSESSMENT
Daily Balances

	Ledger	Collected		Ledger	Collected
Date	Balance	Balance	Date	Balance	Balance
03/31	$1,410,163.83	$1,410,163.83	04/30	$1,410,140.97	$1,410,140.97
04/07	$1,410,151.83	$1,410,151.83

	Account Number	9188
CUSTOMER CONNECTION	01 01 149 01 M0000 E#	0
BANK OF AMERICA, N.A.	Last Statement:	03/31/2010
DALLAS, TEXAS 75283-2406	This Statement:	04/30/2010
	Customer Service
	1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
	Page 2 of 2
Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
April 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/06/2010	General Journal	31			-SPLIT-	-22.86	-22.86

Total for B of A Checking						-22.86
Bank Charges
04/06/2010	General Journal	31			-SPLIT-	22.86	22.86

Total for Bank Charges						22.86

Journal Entry
Entry #: 31
Date: 04/06/2010

Account	Debit	Credit
Bank Charges	$22.86
B of A Checking		$22.86

Totals	$22.86	$22.86
Memo: B of A — Mar

Diversified Builder Services, Inc.
Profit & Loss
April 2010

	Total
Income
Total Income
Expenses
Bank Charges		22.86

Total Expenses		$22.86

Net Operating Income	-$	22.86

Net Income	-$	22.86

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — April 30, 2010

	Total
Income
Lafferty Tax Refunds		227,179.23

Total Income		$227,179.23
Expenses
Appraisal Services		1,000.00
Bank Charges		326.06
Taxes & Licenses		0.00
U S Trustee		1,625.00

Total Expenses		$2,951.06

Net Operating Income		$224,228.17
Other Income
Other Income		-99.34

Total Other Income	-$	99.34

Net Other Income	-$	99.34

Net Income		$224,128.83

Diversified Builder Services, Inc.
Balance Sheet
As of April 30, 2010

	Total
ASSETS
Current Assets
Bank Accounts
B of A Checking		1,410,163.83
PFF Checking		0.00
PFF Checking — 10102		0.00

Total Bank Accounts		$1,410,163.83

Total Current Assets		$1,410,163.83
Other Assets
100% Loan Loss — Comm Loans — MI		-300,000.00
Accounts Receivable		288,500.00
Commercial LOC — MI		7,800,000.00
Commercial LOC Contra Asset — CLS		-1,050.00
Def Income — Comm Non Accr		-217,552.00
Partial Charge-Offs Comm. Unsecured		-5,729,081.00
Property & Equipment		7,489.00
Val Allow — FIT Deferred Taxes		1,951,021.00
Val Allow — SIT Deferred Taxes		-6,886,601.00

Total Other Assets	-$	3,087,274.00

TOTAL ASSETS	-$	1,677,110.17

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable		304,034.00
DBS Insurance Payable		160.00
Deferred Fed Income Taxes		1,951,021.00
Deferred Income		288,500.00
Deferred State Inc Taxes		-6,886,601.00
Intercompany Payable		6.00
Notes Payable		19,280,093.00
Total Long Term Liabilities		$14,937,213.00

Total Liabilities		$14,937,213.00

Equity
APIC		28,000,000.00
APIC — Retained Earnings		-44,838,453.00
Opening Balance Equity		1.00
Retained Earnings		224,522.13
Net Income		-393.30

Total Equity	-$	16,614,323.17

TOTAL LIABILITIES AND EQUITY	-$	1,677,110.17

In re	Diversified Builder Services, Inc.	Case No.	08-13129
		Reporting Period:	4/1/10 — 4/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Diversified Builder Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 -60 days old
61 - 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re	PFF Real Estate Services, Inc.	Case No.	08-13130
		Reporting Period:	4/1/10 — 4/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	May 17, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	PFF Real Estate Services, Inc.	Case No.	08-13130
		Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$24,000.38				$24,000.38		$25,725.04
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$7.18				$7.18		$106.84
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,625.00
COURT COSTS
TOTAL DISBURSEMENTS	$7.18				$7.18		$1,731.84

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	($7.18)				($7.18)		($1,731.84)

CASH — END OF MONTH	$23,993.20				$23,993.20		$23,993.20

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$7.18
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$7.18

Account 8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 4/30/10

Balance per Bank	$23,991.02
Deposits in Transit

Date	Amount

Total
Outstanding Checks

Check #	Amount

Total

Other (List)
April service charge on bank not on books	$2.18

Balance per Books	$23,993.20

In re	PFF Real Estate Services, Inc.	Case No.	08-13130
		Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number	8192
	01 01 149 01 M0000 E#	0
CUSTOMER CONNECTION	Last Statement:	03/31/2010
BANK OF AMERICA, N.A.	This Statement:	04/30/2010
DALLAS, TEXAS 75283-2406

	Customer Service
	1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711		Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	4/01/2010 — 04/30/10	Statement Beginning Balance	$23,993.20
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	2	Amount of Other Debits	$2.18
		Statement Ending Balance	$23,991.02
Number of Enclosures	0
		Service Charge	$2.18
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900044
04/30		$0.18	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	$23,993.20	$23,993.20	04/30	$23,991.02	$23,991.02
04/07	$23,991.20	$23,991.20

CUSTOMER CONNECTION BANK OF AMERICA, N.A. DALLAS, TEXAS 75283-2406	Account Number 01 01 149 01 M0000 E# Last Statement: This Statement:	8192 0 03/31/2010 04/30/2010

PFF REAL ESTATE SERVICES, INC.	Customer Service 1-800-342-7722

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
April 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/06/2010	General Journal	27			-SPLIT-	-7.18	-7.18

Total for B of A Checking						-7.18
Bank Charges
04/06/2010	General Journal	27			-SPLIT-	7.18	7.18

Total for Bank Charges						7.18

Journal Entry Date: 04/06/2010	Entry #: 27

Account	Debit	Credit
Bank Charges	$7.18
B of A Checking		$7.18

Totals	$7.18	$7.18
Memo: B of A — Mar

PFF Real Estate Services, Inc.
Profit & Loss
April 2010

	Total
Income
Total Income
Expenses
Bank Charges		7.18

Total Expenses		$7.18

Net Operating Income	-$	7.18

Net Income	-$	7.18

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — April 30, 2010

	Total
Income
Total Income
Expenses
Bank Charges		106.84
U S Trustee		1,625.00

Total Expenses		$1,731.84

Net Operating Income	-$	1,731.84

Other Income
Other Income		0.04

Total Other Income		$0.04

Net Other Income		$0.04

Net Income	-$	1,731.80

PFF Real Estate Services, Inc.
Balance Sheet
As of April 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	23,993.20
PFF Checking	0.00

Total Bank Accounts	$23,993.20

Total Current Assets	$23,993.20

TOTAL ASSETS	$23,993.20

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-1,384.87
Net Income	-346.93

Total Equity	$23,993.20

TOTAL LIABILITIES AND EQUITY	$23,993.20

In re	PFF Real Estate Services, Inc.	Case No.	08-13130
		Reporting Period:	4/1/10 — 4/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	PFF Real Estate Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re	Glencrest Insurance Services, Inc.	Case No.	08-13131
		Reporting Period:	4/1/10 — 4/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	May 17, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	Glencrest Insurance Services, Inc.	Case No.	08-13131
		Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$85,621.79				$85,621.79		$44,046.24

CASH SALES	$902.27				$902.27		$43,963.41
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$902.27				$902.27		$44,270.63

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$12.66				$12.66		$180.47
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,625.00
COURT COSTS
TOTAL DISBURSEMENTS	$12.66				$12.66		$1,805.47

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$889.61				$889.61		$42,465.16

CASH — END OF MONTH	$86,511.40				$86,511.40		$86,511.40

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$12.66
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$12.66

Account 8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 4/30/10

Balance per Bank	$86,498.73
Deposits in Transit

Date	Amount

Total
Outstanding Checks

Check #	Amount

Total

Other (List)
April service charge on bank not on books	$12.67

Balance per Books	$86,511.40

In re	Glencrest Insurance Services, Inc.	Case No.	08-13131
		Reporting Period:	4/1/10 — 4/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number	8202
	01 01 149 01 M0000 E#	0
CUSTOMER CONNECTION	Last Statement:	03/31/2010
BANK OF AMERICA, N.A.	This Statement:	04/30/2010
DALLAS, TEXAS 75283-2406
	Customer Service
	1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	04/01/2010 — 04/30/10	Statement Beginning Balance	$85,609.13
Number of Deposits/Credits	1	Amount of Deposits/Credits	$902.27
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	4	Amount of Other Debits	$12.67
		Statement Ending Balance	$86,498.73
Number of Enclosures	0
		Service Charge	$12.67
Deposits and Credits

				Bank
Date Posted	Customer Reference	Amount	Description	Reference
04/23		$902.27	CA BANKING CENTER DEPOSIT	254006260148818
Withdrawals and Debits
Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
04/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900045
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900046
04/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900047
04/30		$0.67	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	$85,609.13	$85,609.13	04/28	$86,499.40	$86,445.27
04/07	$85,597.13	$85,597.13	04/29	$86,499.40	$86,499.40
04/23	$86,499.40	$85,597.13	04/30	$86,498.73	$86,498.73

	Account Number	8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E#	0
BANK OF AMERICA, N.A.	Last Statement:	03/31/2010
DALLAS, TEXAS 75283-2406	This Statement:	04/30/2010
	Customer Service
	1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
	Page 2 of 2
Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
April 2010

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/06/2010	General Journal	81			-SPLIT-	-12.66	-12.66
04/22/2010	General Journal	82			-SPLIT-	902.27	889.61

Total for B of A Checking						889.61
Fees Billed
04/22/2010	General Journal	82			-SPLIT-	902.27	902.27

Total for Fees Billed						902.27
Bank Charges
04/06/2010	General Journal	81			-SPLIT-	12.66	12.66

Total for Bank Charges						12.66

Journal Entry
Entry #: 81
Date: 04/06/2010

Account	Debit	Credit

Bank Charges	$12.66
B of A Checking		$12.66

Totals	$12.66	$12.66
Memo: B of A — Mar

Journal Entry
Entry #: 82
Date: 04/22/2010

Account	Debit	Credit

B of A Checking	$902.27
Fees Billed		$902.27

Totals	$902.27	$902.27
Memo: Principal Financial

Glencrest Insurance Services, Inc.
Profit & Loss
April 2010

Total
Income
Fees Billed	902.27

Total Income	$902.27
Expenses
Bank Charges	12.66

Total Expenses	$12.66

Net Operating Income	$889.61

Net Income	$889.61

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — April 30, 2010

Total
Income
Fees Billed	43,963.41

Total Income	$43,963.41
Expenses
Bank Charges	180.47
Taxes & Licenses	0.00
US Trustee	1,625.00

Total Expenses	$1,805.47

Net Operating Income	$42,157.94
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$42,465.16

Glencrest Insurance Services, Inc.
Balance Sheet
As of April 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	86,511.40
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$86,511.40

Total Current Assets	$86,511.40
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$138,906.40

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	34,193.43
Net Income	8,271.73

Total Equity	$103,034.40

TOTAL LIABILITIES AND EQUITY	$138,906.40

In re	Glencrest Insurance Services, Inc.	Case No.	08-13131
		Reporting Period:	4/1/10 — 4/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Insurance Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

1.	Have any assets been sold or transferred outside the		X
normal course of business this reporting period? If yes,
provide an explanation below.

2.	Have any funds been disbursed from any account other than		X
a debtor in possession account this reporting period? If
yes, provide an explanation below.

3.	Have all postpetition tax returns been timely filed? If	X
no, provide an explanation below.

4.	Are workers compensation, general liability and other	X
necessary insurance coverages in effect? If no, provide an
explanation below.

5.	Has any bank account been opened during the reporting		X
period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local
Rule 4001-3.